ENERGY XXI GULF COAST, INC.

Introduction

Pro Forma Consolidated Financial Statements
(Unaudited)

On December 17, 2010, a wholly owned subsidiary of Energy XXI Gulf Coast, Inc. (the “Company”) closed on its Purchase and Sale Agreement (PSA) with Exxon Mobil Corporation, Mobil Oil Exploration & Producing Southeast Inc., ExxonMobil Pipeline Company and Mobil Eugene Island Pipeline Company (collectively, “ExxonMobil”) to acquire (the “ExxonMobil Acquisition”) certain crude oil and natural gas properties located in the Gulf of Mexico (the “ExxonMobil Properties”). The transaction was financed through equity contributions from the Company’s parent, Energy XXI (Bermuda) Ltd. (the “Parent”), an increase in the borrowing base available under the Company’s revolving credit facility, and borrowings under a $750 million seven year 9.25% bond private placement (Private Placement).

In addition, on December 9, 2010, the Company closed on the call of 35% ($119.7 million face value) of its then outstanding 16% Second Lien Notes at a price of 110% of face value. On December 17, 2010, the Company redeemed $219.9 million (97.8%) of the remaining $224.5 million 16% Second Lien Notes outstanding at 114% of face value and called the remaining $4.6 million outstanding 16% Second Lien Notes (collectively the “16% Notes Redemption”). The call of the $4.6 million of 16% Second Lien Notes was closed on January 18, 2011.

On December 17, 2010, the Company called $47.6 million face value of its $276.5 million outstanding 10% Senior Notes at a price of 105% of par value which closed on January 18, 2011. On February 10, 2011, the Company offered to purchase for cash (the “Tender Offer”), any and all remaining outstanding 10% Senior Notes at $1,050 per $1,000 principal amount of 10% Senior Notes (if tendered on or before February 24, 2011) or at $1,020 per $1,000 principal amount of 10% Senior Notes if tendered after February 24, 2011 but on or before March 10, 2011. A total of $122.3 million face value of 10% Senior Notes were tendered by the February 24, 2011 date and an additional $311,130 face value of 10% Senior Notes were tendered subsequent to February 24, 2011 but on or before March 10, 2011. On April 18, 2011, the Company called the remaining $106.3 million outstanding 10% Senior Notes which is expected to close on June 15, 2011. The December 17, 2010 $47.6 million call and April 18, 2011 $106.3 million call are collectively called the “10% Senior Notes Calls”.

The Company purchased certain crude oil and natural gas properties from MitEnergy Upstream LLC effective November 20, 2009 (the “MitEnergy Acquisition”).

On February 10, 2011, the Company announced an offering of $250 million in unsecured Senior Notes maturing on June 15, 2019 with an 7.75% coupon  priced at 99% of par to yield 7.914% (the “7.75% Senior Notes Offering”). The offering was closed on February 25, 2011.

The pro forma consolidated balance sheet at March 31, 2011 has been prepared to reflect the $106.3 million 10% Senior Notes Call as if such transaction occurred on March 31, 2011.

The pro forma consolidated statements of operations for the nine months ended March 31, 2011 and the year ended June 30, 2010 have been prepared to reflect the Private Placement, the increase in the borrowing base under our revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition, the 10% Senior Notes Calls, the 7.75% Senior Notes Offering, the Tender Offer and the MitEnergy Acquisition as if such transactions occurred on July 1, 2009.

These unaudited pro forma consolidated financial statements have been prepared for comparative purposes only and may not be indicative of the results that would have occurred if the Company had completed these transactions at an earlier date or the results that will be obtained in the future. These pro forma consolidated financial statements should be read in conjunction with the audited June 30, 2010 and unaudited March 31, 2011 consolidated financial statements of the Company.

ENERGY XXI GULF COAST, INC.

Pro Forma Consolidated Balance Sheet
March 31, 2011
(Unaudited)
(In Thousands)

Basis of Presentation

The pro forma consolidated balance sheet at March 31, 2011 has been prepared to reflect the $106.3 million 10% Senior Notes Call as if such transaction occurred on March 31, 2011.

	Historical	Call of $106.3MM of		Pro Forma
	March 31, 2011	10% Senior Notes		March 31, 2011

Cash and cash equivalents	$502			$502

Receivables	134,228	-		134,228

Derivative financial instruments	1,265	-		1,265

Other current assets	24,816	-		24,816

Total Current Assets	$160,811	$-		$160,811

Oil and natural gas properties, net	$2,594,970	$-		$2,594,970

Other non-current assets	132,391	(2,002	) (1)	130,389

Total Assets	$2,888,172	$(2,002)		$2,886,170

Accounts payable	$118,545	$-		$118,545

Accrued liabilities	67,099	-		67,099

Asset retirement obligations - current	30,919	-		30,919

Derivative financial instruments	123,355	-		123,355

Current maturties of long-term debt	2,539	-		2,539

Total Current Liabilities	$342,457	$-		$342,457

Long-term debt:

Revolving credit facility	119,527	108,996	(1)	228,523

10% Senior notes	106,338	(106,338	) (1)	-

7.75% Senior Notes	250,000	-		250,000

Other long-term debt	1,683	-		1,683

Private Placement - $750MM - 9.25%	750,000	-		750,000

Total long-term debt	1,227,548	2,658		1,230,206

Asset retirement obligations - long-term	310,081	-		310,081

Derivative financial instruments	128,606	-		128,606

Total Liabilities	$2,008,692	$2,658		$2,011,350

Common stock	1	-		1

Additional paid-in capital	1,442,391	-		1,442,391
		(2,002	) (1)
Accumulated deficit	(418,316)	(2,658	) (1)	(422,976)

Accumulated other comprehensive income	(144,596)	-		(144,596)

Total stockholders equity	879,480	(4,660)		874,820

Total Liabilities and Equity	$2,888,172	$(2,002)		$2,886,170

(1)
To reflect the April 18, 2011 call of $106.3 million of 10% Senior Notes at a price of 102.5% of par which is expected to close on June 15, 2011. The difference between the cash cost of the call and the carrying value of the 10% Senior Notes ($2.658 million) is charged to retained earnings. In addition, $2 million of debt issue costs associated with the called 10% Senior Notes has been written-off. The adjustment also reflects additional borrowings under the Company’s revolving credit facility to redeem the $106.3 million of 10% Senior Notes.

ENERGY XXI GULF COAST, INC.

Pro Forma Consolidated Statement of Operations
Nine Months Ended March 31, 2011
(Unaudited)
(In Thousands)

Basis of Presentation

The pro forma consolidated statements of operations has been prepared to reflect the Private Placement, the increase in the borrowing base under the Company’s revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition, the 10% Senior Notes Calls and Tender Offer and the 7.75% Senior Notes Offering as if such transactions occurred on July 1, 2009. Non-recurring expenses have been omitted.

	Historical Nine Months Ended March 31, 2011	Private Placement		Upsize Revolver		Call of 16% Second Lien Notes		Purchase of ExxonMobil		Issue $250MM 7.75% Senior Notes		Tender / Calls of $276.5MM of 10% Senior Notes		Pro Forma Nine Months Ended March 31, 2011

Oil sales	$479,080	$-		$-		$-		$136,348	(4)	$-		$-		$615,428

Natural gas sales	97,509	-		-		-		35,386	(4)	-		-		132,895

Total Revenues	$576,589	$-		$-		$-		$171,734		$-		$-		$748,323

								$44,690	(4)
Lease operating expenses	$159,487	$-		$-		$-		7,500	(5)	$-		$-		$211,677

Production taxes	2,131	-		-		-		449	(4)	-		-		2,580

Depreciation, depletion and amortization	206,349	-		-		-		80,308	(6)	-		-		286,657

Accretion of asset retirement obligations	22,229	-		-		-		9,373	(7)	-		-		31,602

General and administrative expenses	54,160	-		-		-		1,986	(8)	-		-		56,650
								504	(9)
Gain on derivative financial instruments	(3,395)	-		-		-		-		-		-		(3,395)

Total Costs and Expenses	$440,961	$-		$-		$-		$144,810		$-		$-		$585,771

Operating Income	135,628	-		-		-		26,924		-		-		162,552

Other income	104	-		-		-		-		-		-		104

Other expense	(21,883)	-		-		-		-		-		-		(21,883)
										667	(11)	(3,207	)(15)
		(1,011	) (1)			24,967	(3)			(12,917	)(11)	1,492	(13)
Interest expense	(74,887)	(32,568	) (1)	(1,868	) (2)	(4,941	)(3)	(3,823	) (10)	(256	)(12)	18,595	(14)	(89,757)

Total Other Expense	(96,666)	(33,579)		(1,868)		20,026		(3,823)		(12,506)		16,880		(111,536)

Income Before Income Taxes	38,962	(33,579)		(1,868)		20,026		23,101		(12,506)		16,880		51,016

Income taxes	-	-		-		-		-		-		-	(16)	-

Net Income	$38,962	$(33,579)		$(1,868)		$20,026		$23,101		$(12,506)		$16,880		$51,016

(1)	To reflect additional interest expense due under the $750 million 9.25% Private Placement and to amortize $15.4 million in debt issue cost related to the Private Placement over a seven year period.

(2)	To amortize $9.5 million in fees related to the increase in the revolving credit facility borrowing base to $700 million amortized over 27 months.

(3)
To reflect a reduction of interest expense ($24.967 million) and to adjust interest expense for the reduction of debt issue cost amortization ($.054 million), premium amortization ($6.889 million) and discount amortization ($1.894 million) related to the redeemed 16% Second Lien Notes. This adjustment excludes a non-recurring gain related to the difference between the book value and call price of the 16% Second Lien Notes (approximately $27,000 on July 1, 2010).

(4)	To reflect the revenues and direct operating expenses related to the ExxonMobil Properties.

(5)	To reflect incremental windstorm and related insurance expense associated with the ExxonMobil Properties.

(6)
To adjust depreciation, depletion and amortization (DD&A) expense for the ExxonMobil Properties. Of the $1.012 billion acquisition costs of the ExxonMobil Properties, $289.7 million was allocated to unevaluated properties. Included in the ExxonMobil Properties costs subject to DD&A expense are $313.3 million of future development costs related to the proved oil and natural gas reserves and $204.5 million in asset retirement obligations. Combined production is 7.9 MMBOE.

(7)	To record the accretion of the asset retirement obligation associated with the ExxonMobil Properties.

(8)
To adjust general and administration expense for $3.055 million of additional expenses associated with the ExxonMobil Acquisition net of amounts expected to be capitalized as directly attributable to oil and natural gas property acquisition, exploration and development (35%).

(9)
To record the annual expenses associated with the letter-of-credit issued to ExxonMobil to secure the properties plugging and abandonment obligations ($225 million in letters-of-credit costing .5% per year).

(10)	To reflect additional interest on incremental borrowings under the revolving credit facility ($208.5 million at an annual rate of 4%).

(11)	To reflect interest expense related to the $250 million in 7.75% Senior Notes and to reduce interest expense for the reduction in the revolving credit facility.

(12)	To reflect the amortization of the debt issue costs ($3.2 million) related to the 7.75% Senior Notes for the period July 1, 2010 to February 28, 2011.

(13)	To reflect a reduction of the amortization of debt issue costs related to the 10% Senior Notes redemption.

(14)	To reflect a reduction of interest expense related to the 10% Senior Notes Calls and Tender Offer.

(15)	To increase interest expense due to an additional $109 million borrowed under the Company’s revolving credit facility to retire the remaining $106.3 million 10% Senior Notes.

(16)
To adjust income tax expense for the impact of the adjustments outlined above. The utilization of existing net operating loss carry-forwards at March 31, 2011 will offset the income generated by the purchase of the ExxonMobil Properties.

ENERGY XXI GULF COAST, INC.

Pro Forma Consolidated Statement of Operations
Year Ended June 30, 2010
(Unaudited)
(In Thousands)

Basis of Presentation

The pro forma consolidated statements of operations has been prepared to reflect the Private Placement, the increase in the borrowing base under the Company’s revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition, the 10% Senior Notes Calls and Tender Offer, the 7.75% Senior Notes Offering and the MitEnergy Acquisition as if such transactions occurred on July 1, 2009. Non-recurring expenses have been omitted.

	Historical Year Ended June 30, 2010	Private Placement		Upsize Revolver		Call of 16%Second Lien Notes		Purchase of ExxonMobil		MitEnergy Acquisition		Issue $250MM 7.75% Senior Notes		Tender / Calls of $276.5MM of 10% Senior Notes		Pro Forma Year Ended June 30, 2010

Oil sales	$387,935	$-		$-		$-		$321,262	(4)	$50,354	(11)	$-		$-		$759,551

Natural gas sales	110,996	-		-		-		84,037	(4)	5,471	(11)	-		-		200,504

Total Revenues	$498,931	$-		$-		$-		$405,299		$55,825		$-		$-		$960,055

								$100,938	(4)	$19,243	(11)
Lease operating expenses	$142,612	$-		$-		$-		10,000	(5)	3,889	(12)	$-		$-		$276,682

Production taxes	4,217	-		-		-		1,173	(4)	131	(11)	-		-		5,521

Depreciation, depletion and amortization	179,040	-		-		-		180,460	(6)	20,929	(13)	-		-		380,429

Accretion of asset retirement obligations	23,487	-		-		-		20,451	(7)	3,373	(14)	-		-		47,311

General and administrative expenses	45,915	-		-		-		3,972	(8)	-		-		-		50,987
								1,100	(9)
Gain on derivative financial instruments	(4,739)	-		-		-		-		-		-		-		(4,739)

Total Costs and Expenses	$390,532	$-		$-		$-		$318,094		$47,565		$-		$-		$756,191

Operating Income	108,399	-		-		-		87,205		8,260		-		-		203,864

Other income	26,938	-		-		-		-		-		-		-		26,938
												1,000	(17)	(4,360	)(19)
		(69,375	)(1)	-		34,330	(3)	-		-		(19,375	)(15)	2,522	(18)
Interest expense	(92,838)	(2,208	)(1)	(4,180	)(2)	(6,800	)(3)	(8,342	)(10)	-		(384	)(16)	40,442	(18)	(129,568)

Total Other Expense	(65,900)	(71,583)		(4,180)		27,530		(8,342)		-		(18,759)		38,604		(102,630)

Income Before Income Taxes	42,499	(71,583)		(4,180)		27,530		78,863		8,260		(18,759)		38,604		101,234

Income taxes	5,918	-		-		-		-		-		-		-	(20)	5,918

Net Income	$36,581	$(71,583)		$(4,180)		$27,530		$78,863		$8,260		$(18,759)		$38,604		$95,316

(1)
To reflect additional interest expense due under the $750 million 9.25% Private Placement and to amortize $15.4 million in debt issue cost related to the Private Placement over a seven year period. Excluded from expenses is $4.8 million in costs related to obtaining a bridge loan commitment as this amount is non-recurring.

(2)	To amortize $9.5 million in fees related to the increase in the revolving credit facility borrowing base to $700 million amortized over 27 months.

(3)
To reflect a reduction of interest expense ($34.3 million) and to adjust interest expense for the reduction of debt issue cost amortization ($.072 million), premium amortization ($9.477 million) and discount amortization ($2.605 million) related to the redeemed 16% Second Lien Notes. This adjustment excludes a non-recurring gain related to the difference between the book value and call price of the 16% Second Lien Notes (approximately $2.9 million when the 16% Second Lien Notes were issued on November 12, 2009).

(4)	To reflect the revenues and direct operating expenses related to the ExxonMobil Properties.

(5)	To reflect incremental windstorm and related insurance expense associated with the ExxonMobil Properties.

(6)
To adjust depreciation, depletion and amortization (DD&A) expense for the ExxonMobil Properties. Of the $1.012 billion acquisition costs of the ExxonMobil Properties, $289.7 million was allocated to unevaluated properties. Included in the ExxonMobil Properties costs subject to DD&A expense are $313.3 million of future development costs related to the proved oil and natural gas reserves and $204.5 million in asset retirement obligations. Combined production is 15.5 MMBOE.

(7)	To record the accretion of the asset retirement obligation associated with the ExxonMobil Properties.

(8)
To adjust general and administration expense for $6.1 million of additional expenses associated with the ExxonMobil Acquisition net of amounts expected to be capitalized as directly attributable to oil and natural gas property acquisition, exploration and development (35%).

(9)
To record the annual expenses associated with the letter-of-credit issued to ExxonMobil to secure the properties plugging and abandonment obligations ($225 million in letters-of-credit costing .5% per year).

(10)	To reflect additional interest on incremental borrowings under the revolving credit facility ($208.5 million at an annual rate of 4%).

(11)	To reflect the revenue and direct operating expenses of the MitEnergy properties for the period July 1, 2009 to November 20, 2009.

(12)	To reflect incremental windstorm and related insurance for the period July 1, 2009 to November 20, 2009 based on an annual premium of $10 million.

(13)	To adjust DD&A expense for the MitEnergy Acquisition.

(14)	To reflect the accretion of the MitEnergy properties asset retirement obligation for the period July 1, 2009 to November 20, 2009 based on a $57.8 million liability using a 15% accretion rate.

(15)	To reflect interest expense related to the $250 million in 7.75% Senior Notes and to reduce interest expense for the reduction in the revolving credit facility.

(16)	To reflect the amortization of the debt issue costs ($3.2 million) related to the 7.75% Senior Notes.

(17)	To reflect a reduction of interest expense under the Company’s revolving credit facility related to the $250 million Senior Notes (using a 4% average interest rate on the Revolver).

(18)
To reflect a reduction of interest expense ($40.4 million) and to adjust interest expense for the reduction of debt issue cost amortization ($2.5 million) related to the 10% Senior Notes Calls and Tender Offer. Excluded from expenses is the premiums paid related to the 10% Senior Notes Calls and Tender Offer.

(19)	To increase interest expense due to an additional $109 million borrowed under the Company’s revolving credit facility to retire the remaining $106.3 million 10% Senior Notes.

(20)
To adjust income tax expense for the impact of the adjustments outlined above. The utilization of existing net operating loss carry-forwards at June 30, 2010 will offset the income generated by the purchase of the ExxonMobil Properties.